UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GCP APPLIED TECHNOLOGIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The following press release was issued by GCP Applied Technologies Inc. on May 18, 2020.

GCP to Hold Virtual Annual Meeting of Stockholders on May 28, 2020

CAMBRIDGE, Mass., May 18, 2020 – GCP Applied Technologies Inc. (NYSE:GCP) (“GCP” or the “Company”) today announced that, due to the public health impact and related considerations of the COVID-19 pandemic, it will host its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) virtually, in lieu of an in-person meeting.

The Annual Meeting will be held at 10:00 a.m. Eastern Time on May 28, 2020 as previously disclosed in the Notice of Annual Meeting and Proxy Statement dated April 15, 2020. As described in the proxy materials for the Annual Meeting previously distributed, stockholders as of the close of business on April 13, 2020, the record date, or proxy holders for such stockholders, are entitled to participate in the Annual Meeting.

You must register in advance to attend the Annual Meeting no later than 10:00 a.m. Eastern Time, on May 27, 2020. Stockholders of record, or proxy holders for such stockholders, may register at www.CESVote.com, or if they do not have their BLUE proxy card, by emailing proof of ownership of GCP shares as of April 13, 2020 to GCPRegister@Proxy-Agent.com. Beneficial owners may register by emailing GCPRegister@Proxy-Agent.com with proof of ownership of GCP shares as of April 13, 2020.

If you intend to vote at the Annual Meeting, you are strongly encouraged to submit a pre-verification request to avoid any issues on the date of the Annual Meeting with your verification. Pre-verification requests for voting at the Annual Meeting must be received no later than 11:59 p.m. Eastern Time on May 26, 2020. Stockholders of record, or proxy holders for such stockholders, may pre-verify to vote at the Annual Meeting by emailing GCP@firstcoastresults.com with proof of ownership (which may include a copy of the proxy card received either from the Company or from Starboard Value or a statement showing the stockholder’s ownership as of April 13, 2020). Beneficial owners may pre-verify to vote by emailing GCP@firstcoastresults.com with a picture of their legal proxy. Stockholders who have registered to attend the virtual Annual Meeting, but have not submitted a pre-verification request to vote prior to the deadline, may vote at the Annual Meeting by submitting the required documents with their completed ballot before the polls are closed.

Stockholders should refer to the Company’s “Notice of Change of Location of Annual Meeting of Stockholders to be Held on Thursday, May 28, 2020,” filed today with the Securities and Exchange Commission for instructions as to how to register to attend and vote at the Annual Meeting.

Stockholders may continue to vote by Internet, by telephone or by mail. Stockholders of record, or proxy holders for such stockholders, may vote their shares on the BLUE proxy card by (1) accessing www.CESVote.com; (2) calling 1 (888) 693-8683 in the U.S., U.S. territories and Canada; or (3) marking the BLUE proxy card, signing and dating it, and returning it in the postage-paid envelope previously provided or in another envelope to the address listed on the proxy card. Beneficial owners may enter their voting instructions over the Internet or by telephone by following the voting procedures described on the BLUE voting instruction form or by completing their BLUE voting instruction form, signing and dating it, and returning it in the postage-paid envelope previously provided. Stockholders may submit votes or voting instructions by Internet or by telephone until 11:59 p.m. Eastern Time on May 27, 2020. Proxy cards and voting instruction forms submitted by mail must be received in sufficient time before the polls are closed at the Annual Meeting.

GCP’s Board and management unanimously recommend that you vote the BLUE proxy card “FOR” all of the GCP director nominees.

Note that the proxy card and voting instruction form included with the previously provided proxy materials will not be updated to reflect the change from an in-person to a virtual-only meeting and may be used to vote shares in connection with the Annual Meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW

MANY OR HOW FEW SHARES YOU OWN.

If you have questions about how to attend the virtual Annual Meeting or how to vote your shares, would like to request additional copies of the proxy materials or need assistance voting your BLUE proxy, please contact GCP’s proxy solicitor:

D.F. King & Co., Inc.

Banks and Brokers Call Collect: (212) 771-1133

All Others Call Toll-Free: (866) 796-6867

Email: gcp@dfking.com

GCP strongly encourages you to discard any white proxy cards sent to you by Starboard Value. If you have already voted using a white proxy card, you can change your vote by using the BLUE proxy card or voting instruction form to vote by Internet, by telephone or by mail.

Only your latest-dated vote will count.

About GCP Applied Technologies

GCP is a leading global provider of construction products technologies that include additives for cement and concrete, the VERIFI® in-transit concrete management system, high-performance waterproofing products, and specialty systems. GCP products have been used to build some of the world’s most renowned structures. More information is available at www.gcpat.com.

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Investor Relations

investors@gcpat.com

Additional Information

GCP has filed a definitive proxy statement and BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2020 Annual Meeting of Stockholders. GCP STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD, AS THEY CONTAIN OR WILL CONTAIN (IN THE CASE OF AMENDMENTS OR SUPPLEMENTS) IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement (and any amendments or supplements thereto) and other documents filed by GCP with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

GCP, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from GCP’s stockholders in connection with the matters to be considered at the 2020 Annual Meeting. Information regarding the ownership of GCP’s directors and executive officers in GCP stock is included in their SEC filings on Forms 3, 4 and 5, which can be found through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement (and any amendments and supplements thereto) filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

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